SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________

FORM 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

October 20, 2009
Date of Report (Date of earliest event reported)

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-4141	13-1890974
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

Two Paragon Drive
Montvale, New Jersey 07645
(Address of principal executive offices)

(201) 573-9700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A is filed for the purpose of amending the Current Report on Form 8-K of The Great Atlantic & Pacific Tea Company, Inc. filed with the Securities and Exchange Commission on October 20, 2009 (the “Initial 8-K”), to amend the press release that was attached as Exhibit 99.1 to the Initial 8-K.  A copy of the revised press release is attached as Exhibit 99.1 to this Form 8-K/A.  Text in the Initial 8-K that is not affected by this amendment, that was previously included under Item 2.02 “Results of Operations and Financial Condition”, has been omitted.

            In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to Item 2.02 in the Initial 8-K and in the press release attached as Exhibit 99.1 to this Form 8-K/A shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Exhibits.

(d)  Exhibits.  The following exhibit is filed herewith:

Exhibit No.	Description

99.1	Press Release dated October 20, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  October 20, 2009

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.
By: /s/ Christopher W. McGarry
Name: Christopher W. McGarry
Title: Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated October 20, 2009